UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                           -----------------------


                                  FORM 8-K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): July 22, 2004
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                        CAPITAL CITY BANK GROUP, INC.
                        -----------------------------
            (Exact name of registrant as specified in its charter)

       Florida                    0-13358                    59-2273542
       -------                    -------                    ----------
(State of Incorporation)  (Commission File Number)        (IRS Employer
                                                        Identification No.)


      217 North Monroe Street, Tallahassee, Florida            32301
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         (Address of principal executive office)             (Zip Code)


    Registrant's telephone number, including area code: (850) 671-0300
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                         CAPITAL CITY BANK GROUP, INC.

                                   FORM 8-K
                                CURRENT REPORT

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

     Exhibit 99.1 Capital City Bank Group, Inc.'s Press Release, dated July 22, 2004


Item 12.  Results of Operations and Financial Condition

On July 22, 2004, Capital City Bank Group, Inc. issued an earnings press release for the six-month period ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAPITAL CITY BANK GROUP, INC.


Date:  July 27, 2004                        By: /s/ J. Kimbrough Davis
                                            --------------------------
                                            J. Kimbrough Davis,
                                            Executive Vice President and
                                            Chief Financial Officer

                       CAPITAL CITY BANK GROUP, INC.

                        Current Report on Form 8-K

                              Exhibit Index

Exhibit No.   Description
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  99.1        Press release issued by Capital City Bank Group, Inc. on
              July 22, 2004